UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    _________________________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report:  March 20, 2003
                       ___________________________________
                               ABCI HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                                        86-0214815
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                   Identification  No.)

                              Post Office Box 1688
                         Solana Beach, California 92075
                                 (858) 523-1112
                    (Address of principal executive offices)
                ________________________________________________

                                  Mark L. Baum
                                Chairman and CEO
                              Post Office Box 1688
                         Solana Beach, California 92075
                     (Name and address of agent for service)
                                 (858) 523-1112
           (Telephone number, including area code of agent for service)

Item 5. Other Events.

  New Address. The Companys new mailing address is: P.O. Box 1688, Solana Beach, California 92075.

  Year-End Audit and Possible Delisting. Given the Companys financial position, In particular, the Companys cash position, management is not certain, and is in fact doubtful that funding will be acquired which would allow the Company to maintain its reporting status under the Securities Exchange Act of 1934. If such funding is not acquired, the Company would be delisted from the Over-the-Counter Bulletin Board. Such a delisting would significantly impact, in a negative way, the marketplace for the Companys securities.


ABCI Holdings, Inc.
March 20, 2003



/s/ Mark L. Baum
-------------------
Chairman & CEO